SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
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CENTERSTAGING CORP.

(Name of Registrant as Specified In Its Charter)

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CENTERSTAGING CORP.

3470 Winona Avenue
Burbank, California 91504

____, 2007

Dear Stockholder:

Accompanying this letter is a Consent Solicitation Statement relating to the following matters:

(1) A proposed amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 100,000,000 shares to 250,000,000 shares and to authorize 25,000,000 shares of “blank check” preferred stock;

(2) A proposal to amend our 2005 Incentive Stock Option Plan to increase the number of shares available for issuance under the plan from 2,000,000 shares to 4,000,000 shares; and

(3) A proposal to amend our 2005 Non-Qualified Stock Option Plan to increase the number of shares available for issuance under the plan from 3,000,000 shares to 4,000,000 shares.

We are asking the stockholders to act upon these matters by written consent, without a meeting. A consent form for this purpose accompanies the Consent Solicitation Statement.

It is important that your shares be represented in connection with these matters. You are urged, therefore, to complete, sign, date and return as soon as possible the enclosed consent form (or use telephone or Internet voting procedures, if offered by your brokerage firm or other custodian of your shares).

Sincerely, Roger Paglia Chief Executive Officer

i

CENTERSTAGING CORP.

3470 Winona Avenue
Burbank, California 91504

CONSENT SOLICITATION STATEMENT

This Consent Solicitation Statement is being furnished to holders of the common stock of CenterStaging Corp., a Delaware corporation (“CenterStaging” or the “Company”), in connection with the solicitation of written consents by our Board of Directors (“Board”).

This Solicitation Statement and the accompanying consent form are being mailed to our stockholders on or about ____, 2007.

INTRODUCTION

INFORMATION ABOUT THE CONSENT SOLICITATION

What is the purpose of the solicitation?

We are soliciting your consent for the purpose of obtaining stockholder approval of the following proposals:

•
Approval of an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 100,000,000 shares to 250,000,000 shares and to authorize 25,000,000 shares of “blank check” preferred stock;

•	Approval of an amendment to our 2005 Incentive Stock Option Plan to increase the number of shares of common stock authorized for issuance under the plan from 2,000,000 shares to 4,000,000 shares; and

•	Approval of an amendment to our 2005 Non-Qualified Stock Option Plan to increase the number of shares of common stock authorized for issuance under the plan from 3,000,000 shares to 4,000,000 shares.

Who is entitled to act on these proposals?

Our Board has established June 1, 2007 as the record date for purposes of the consent solicitation. Only stockholders of record at the close of business on that date will be entitled to act on the proposals and to receive this Consent Solicitation Statement.

Will these proposals be considered at a stockholders meeting?

No. Our bylaws provide that stockholder approval of matters such as the proposals may be obtained by written consent, without a meeting.

What are the rights of the stockholders to consent to these proposals?

Stockholders receiving this Consent Solicitation Statement are entitled, in effect, to one vote per share with respect to each of the proposals. Our bylaws provide that the consent of the holders of a majority of the shares of our common stock outstanding on the June 1, 2007 record date will be required for approval of each of the proposals. On the record date, there were 62,651,626 shares of our common stock issued and outstanding.

Abstentions and so-called broker non-votes in response to this solicitation will have the same effect as the withholding of consent with respect to the proposals.

When will the proposals be effected?

The proposals will have been approved as soon as we have received valid consents from the holders of a majority of the shares entitled to act on the proposals. We will effect the amendment to our Certificate of Incorporation by filing a certified copy of the amendment with the Delaware Secretary of State as soon as practicable following approval of the amendment. The amendments to our 2005 Incentive Stock Option Plan and 2005 Non-Qualified Stock Option Plan will be effective without further action upon obtaining the requisite stockholder consents.

What are the Board’s recommendations?

The recommendations of our Board are set forth together with the description of each proposal. In summary, however, our Board recommends the vote “FOR” concerning each of the proposals.

How do I grant my consent to the proposals?

By indicating your consent on the enclosed consent form and returning the consent form in accordance with the directions indicated on the consent form. IF NO DIRECTIONS ARE INDICATED, CONSENT FORMS RETURNED TO US WILL BE COUNTED “FOR” ALL PROPOSALS DESCRIBED IN THIS SOLICITATION STATEMENT.

Can I revoke my consent?

Yes, but in order for a revocation to be effective it must be received by us prior to [____, 2007]. A revocation may be submitted by:

•	Giving written notice of revocation to our Corporate Secretary; or

•	Properly submitting to us a duly executed consent form bearing a later date.

All written notices of revocation or consent forms should be addressed to: CenterStaging Corp., 3470 Winona Avenue, Burbank, California 91504, Attention: Corporate Secretary.

Do I need to do anything if I am opposed to the proposals?

No. Your failure to return the enclosed consent form will be sufficient to indicate the withholding of your consent.

What is the cut-off date for responding to this solicitation?

_______, 2007. No consents will be accepted after that date. If sufficient consents for a proposal have not been received by that date, the proposal will not be approved.

PROPOSAL 1

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

On May 31, 2007, our Board approved an amendment (the “Amendment”) to Article V of our Certificate of Incorporation to: (i) increase the shares of common stock that are authorized for issuance from 100,000,000 shares to 250,000,000 shares; and (ii) authorize 25,000,000 shares of “blank check” preferred stock. Our Board directed that the Amendment be submitted for approval by our stockholders as required by Delaware corporation law. The Amendment will make no other change to our Certificate of Incorporation.

The Amendment

The Amendment amends and restates Article V of our Certificate of Incorporation to read as follows:

“The Corporation is authorized to issue two classes of stock, designated ‘common stock’ and ‘preferred stock.’ The number of shares of common stock authorized is 250,000,000, with a par value of $.001 per share. The number of shares of preferred stock authorized is 25,000,000, with a par value of $.001 per share. The holders of the common stock or preferred stock shall have no preemptive rights to subscribe for or purchase any shares of any class of stock of the Corporation, whether now or hereafter authorized.

“The Board of Directors of the Corporation is authorized to determine the number of series into which shares of preferred stock may be divided, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the preferred stock or any series thereof or any holders thereof, to determine and alter the designations, powers, preferences and rights, and the qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of preferred stock or the holders thereof, to fix the number of shares of that series and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series.”

Reasons for the Amendment

Common Stock. Under our Certificate of Incorporation as currently in effect, there are 100,000,000 shares of common stock authorized for issuance. As of June 1, 2007, 62,651,626 shares of common stock were issued and outstanding. In addition, as of that date, there were approximately 19,545,000 shares of our common stock reserved for issuance upon the exercise of outstanding options, warrants and convertible debentures or under our 2005 Incentive Stock Option Plan and 2005 Non-Qualified Stock Option Plan. Accordingly, we have approximately 17,803,374 authorized shares of common stock that are currently unissued and unreserved.

The purpose of the proposed increase in the number of authorized shares of common stock is to make additional shares of capital stock available for issuance by the Company as the Board deems appropriate or necessary. As we have previously publicly disclosed, based upon our currently available funds, we will have to obtain additional financing in order to fund our ongoing business and operations and meet our working capital needs. We currently anticipate that we will seek to raise additional capital through the sale of additional shares of common stock, preferred stock or securities convertible into common stock. In addition, we are proposing to increase the number of shares authorized for issuance under our stock option plans. Furthermore, additional and newly authorized shares may be needed in the future in connection with possible acquisitions of other companies, businesses or assets, or in connection with establishing strategic partnerships or other business relationships, or for other corporate purposes. Unless our Certificate of Incorporation is amended to increase the number of shares of common stock we are authorized to sell, we may not have sufficient authorized shares of capital stock available for the foregoing purposes.

If the stockholders approve the increase in our authorized shares of common stock, the Board does not intend to solicit further stockholder approval prior to the issuance of any authorized shares of common stock, except as may be required by applicable law. Holders of our common stock as such have no statutory preemptive or subscription rights with respect to future issuances of common stock.

The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. Subject to preferences that may be applicable to any preferred stock then outstanding, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board out of funds legally available for that purpose. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding. There are no redemption or sinking fund provisions applicable to our common stock.

The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing stockholders. Any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company. Any issuance of additional shares of common stock also could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Except pursuant to outstanding options, warrants and convertible debentures, we have no present agreement or commitment, however, to issue any additional shares of common stock.

Preferred Stock. Pursuant to our Certificate of Incorporation as currently in effect, we are not authorized to issue preferred stock. As noted above, we anticipate that we will have to obtain additional financing in order meet our working capital needs through the sale of capital stock. Our Board has proposed the authorization of preferred stock in order to provide flexibility in structuring securities designed to meet the requirements of specific potential investors with respect to any future financing transactions or other business relationships. In addition, the newly authorized shares of preferred stock may be needed in the future in connection with possible acquisitions of businesses or assets, or in connection with establishing strategic partnerships or other business relationships, or for other corporate purposes.

If the stockholders approve the authorization of preferred stock for issuance, our Board would have the right, without further vote or action by the stockholders, to determine the number of shares constituting each such series, and to fix from time to time the dividend rights, dividend rates, conversion rights and prices, voting rights, rights and terms of redemption, redemption price(s), liquidation preferences and similar matters with respect to any wholly unissued series of preferred stock. Our Board could also increase or decrease (but not below the number of shares of such series then outstanding) the number of series constituting any outstanding series, which number of shares was fixed previously by our Board. One or more series of preferred stock could be created which would be senior to our common stock in terms of payment of dividends and rights upon liquidation of the Company or which have special voting rights (such as the right to approve as a class certain corporate actions or with voting rights disproportionate to the number of shares owned). Furthermore, if all of the authorized shares of the preferred stock were issued, the dividend requirements of the preferred stock might be substantial. The several series of preferred stock may be issued in varying circumstances and, accordingly, dividend requirements pursuant to rates set by the Board upon each such issuance may vary widely from series to series.

In addition, if any series of the preferred stock is convertible into shares of common stock, such conversion may result in a dilution of the equity of holders of common stock. The rights, preferences and privileges of any series of preferred stock will depend on market conditions, interest rates, economic conditions and the financial condition and prospects of the Company at the times when the series may be created, and the shares subject thereto may be issued, and will also depend on negotiations relating to the issuance and sale thereof.

The issuance of the preferred stock, in addition to providing the Board with the foregoing desired flexibility, could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company, which may depress the market value of the common stock. For example, the Board could authorize the issuance of a series of preferred stock that may be convertible into the common stock but has voting rights 10 or more times the number of shares of common stock into which the preferred stock could be converted.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE AMENDMENT TO ARTICLE V OF OUR CERTIFICATE OF INCORPORATION.

PROPOSAL 2

APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED
FOR ISSUANCE UNDER THE 2005 INCENTIVE STOCK OPTION PLAN

On May 31, 2007, our Board approved, subject to stockholder approval, an amendment (the “Incentive Plan Amendment”) to our 2005 Incentive Stock Option Plan (the “Incentive Plan”) to increase the number of shares authorized for issuance under the Incentive Plan from 2,000,000 shares to 4,000,000 shares. We are submitting the Incentive Plan Amendment to the stockholders for approval.

A copy of the Incentive Plan, marked to show the proposed change, is attached as Annex A to this Consent Solicitation Statement.

Reasons for the Incentive Plan Amendment

Options to purchase 1,885,000 shares are currently outstanding under the Incentive Plan. Accordingly, unless options are cancelled or terminated without being exercised, we have few shares available for future option grants under the Incentive Plan. The Board believes that an increase in the number of shares of common stock reserved under the Incentive Plan is necessary in order to continue to attract and retain, and make shares available for the grant of stock options to, current and future executive officers and other employees.

Summary of the Incentive Plan

The purposes of the Incentive Plan are to (i) encourage selected officers and employees to improve operations and increase profits of the Company, (ii) encourage selected officers and employees to accept or continue employment with us, and (iii) increase the interest of selected officers and employees in our welfare through participation in the growth in value of our common stock. As of May 31, 2007, we had approximately 100 employees who were eligible for the grant of options under the Plan; however, only those officers and employees who are selected in accordance with the Incentive Plan will receive options.

The Incentive Plan authorizes the grant of so-called “incentive stock options” intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, to persons who are officers or employees of the Company or its subsidiaries. The Incentive Plan does not authorize grants of incentive stock options to non-employee directors or consultants of the Company or its affiliates, or any awards other than incentive stock options. Our Board administers the Incentive Plan, although the Board may delegate the administration of the Incentive Plan to a plan committee.

The exercise price of stock options granted under the Incentive Plan may not be less than 100% of the fair market value of the common stock on the date of the grant of the option, or 110% of the fair market value in the case of an optionee who owns more than 10% of the total voting power of all classes of our stock. The term of any option granted under the Incentive Plan may not exceed ten years (five years for optionees who are 10% shareholders).

The Board may at any time amend, discontinue or terminate the Incentive Plan. Unless terminated earlier by the Board, the Incentive Plan will terminate automatically on September 30, 2015.

Certain Federal Income Tax Consequences

There are no federal income tax consequences to either the Company or optionees upon the grant of stock options under the Incentive Plan. Upon exercise of an option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be added to the alternative minimum tax base of the optionee unless a “disqualifying disposition” is made in the year of exercise. A “disqualifying disposition” is the sale of the stock received on exercise prior to the expiration of two years from the date of grant of the option and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the optionee will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount. When the optionee sells the shares of common stock after the prescribed periods to avoid a disqualifying disposition, the gain or loss on the sale of the shares will be long-term capital gain or loss to the optionee. In that case, the Company will not be entitled to a federal income tax deduction upon an optionee’s sale of the shares.

Section 162(m) of the Internal Revenue Code

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers, subject to certain exceptions. Unless the administrator of the Incentive Plan is comprised of “outside directors” within the meaning of Section 162(m), grants of stock options under the Incentive Plan will be subject to the Section 162(m) limitation on deductibility in the case of a disqualifying disposition or if the option were for any reason treated as a non-qualified option. Our Administrator is not presently comprised of “outside directors,” as all of our directors are executive officers of the Company.

New Plan Benefits

No outstanding options are subject to approval of the Incentive Plan Amendment. The Board has not yet selected any officers or other employees who may be granted options under the Incentive Plan to purchase any of the additional shares that would be authorized for issuance if the Incentive Plan Amendment is approved by the stockholders.

Equity Compensation Plans

The following table sets forth information concerning our equity compensation plans as of June 30, 2006 (and for this table, “plan” includes options and warrants issued to employees and non-employees not part of a larger plan but on an individually negotiated basis):

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,914,000	$1.82	1,086,000
Equity compensation plans not approved by security holders(1)	2,840,000	$1.71	N/A
Total	6,754,000	$1.78	1,086,000

(1)
Represents shares underlying warrants granted from time to time to non-employees for services, including the following: (i) warrants that expire on March 31, 2009, and are exercisable as follows: (a) 800,000 warrants for $1.00 per share; (b) 800,000 warrants for $1.60 per share; and (c) 400,000 warrants for $1.75 per share; (ii) warrants to purchase 800,000 shares for $2.50 per share that expire December 31, 2008; and (iii) warrants to purchase 40,000 shares for $2.00 per share that expire on October 27, 2007.

Subsequent to June 30, 2006, we granted to Paul Schmidman, our President and Chief Operating Officer, an option to purchase 3,000,000 shares of common stock for $1.25 per share. This option was not granted under the Incentive Plan or the Non-Qualified Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE INCENTIVE PLAN AMENDMENT.

PROPOSAL 3

APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
UNDER THE 2005 NON-QUALIFIED STOCK OPTION PLAN

On May 31, 2007, our Board approved, subject to stockholder approval, an amendment (the “Non-Qualified Plan Amendment”) to our 2005 Non-Qualified Stock Option Plan (the “Non-Qualified Plan”) to increase the number of shares authorized for issuance under the Incentive Plan from 3,000,000 shares to 4,000,000 shares. We are submitting the Non-Qualified Plan Amendment to the stockholders for approval.

A copy of the Non-Qualified Plan, marked to show the proposed change, is attached as Annex B to this Consent Solicitation Statement.

Reasons for the Non-Qualified Plan Amendment

Options to purchase 2,550,000 shares are currently outstanding under the Non-Qualified Plan. Accordingly, unless options are cancelled or terminated without being exercised, we have few shares available for future option grants under the Non-Qualified Plan. The Board believes that an increase in the number of shares of common stock reserved under the Non-Qualified Plan is necessary in order to continue to attract and retain, and make shares available for the grant of stock options to, current and future executive officers and other employees.

Summary of the Non-Qualified Plan

The purposes of the Non-Qualified Plan are to (i) encourage selected directors, employees and consultants to improve operations and increase profits of the Company, (ii) encourage selected directors, employees and consultants to accept or continue employment with us, and (iii) increase the interest of selected directors, employees and consultants in our welfare through participation in the growth in value of our common stock. As of May 31, 2007, we had approximately 102 directors, employees and consultants who were eligible for the grant of options under the Non-Qualified Plan. The employees of the Company also are eligible to participate in the Incentive Plan. Only those eligible optionees who are selected by our Board are entitled to receive option grants under the Non-Qualified Plan.

The Non-Qualified Plan authorizes the grant of options that are not “incentive stock options.” Our Board administers the Non-Qualified Plan, although the Board may delegate the administration of the Non-Qualified Plan to a plan committee.

The exercise price of stock options granted under the Non-Qualified Plan may not be less than 85% of the fair market value of the common stock on the date of the grant of the option. The term of any option granted under the Non-Qualified Plan may not exceed ten years.

The Board may at any time amend, discontinue or terminate the Non-Qualified Plan. Unless terminated earlier by the Board, the Non-Qualified Plan will terminate automatically on September 30, 2015.

Certain Federal Income Tax Consequences

There will be no federal income tax consequences to either the Company or the optionee upon the grant of stock options under the Non-Qualified Plan provided that the exercise price is not less than the fair market value of the common stock on the date of grant. Upon exercise of an option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be taxable to the optionee as ordinary income in the year of exercise, and the Company will be entitled to a federal income tax deduction equal to such amount. When the optionee sells the shares of common stock, the gain or loss on the sale of the shares will be long-term or short-term capital gain or loss to the optionee, and the Company will be entitled to no further federal income tax deduction.

Section 162(m) of the Internal Revenue Code

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers, subject to certain exceptions. As with the Incentive Plan described above, unless the Administrator of the Non-Qualified Plan is comprised of “outside directors” within the meaning of Section 162(m), grants of stock options under the Non-Qualified Plan will be subject to the Section 162(m) limits on deductibility. Our Administrator is not presently comprised of “outside directors,” as all of our directors are executive officers of the Company. Accordingly, the stock options granted under the Non-Qualified Plan to the executives covered under Section 162(m) will be subject to the Section 162(m) limit on deductibility.

Section 409A of the Internal Revenue Code

If an option under the Non-Qualified Plan has an exercise price of less than the fair market value of the common stock at the date of grant, the spread, as and when the option becomes exercisable (vests), could be taxable under Section 409A of the Internal Revenue Code even if the option is not exercised and any such income to the optionee would be subject to a penalty tax of 20% (in addition to the regular income tax) plus an interest element.

New Plan Benefits

No outstanding options are subject to approval of the Incentive Plan Amendment. The Board has not yet selected any officers or other employees who may be granted options under the Non-Qualified Plan to purchase any of the additional shares that would be authorized for issuance if the Non-Qualified Plan Amendment is approved by the stockholders.

Equity Compensation Plans

See “Equity Compensation Plans” under Proposal 2 for information concerning our equity compensation plans as of June 30, 2006.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE NON-QUALIFIED PLAN AMENDMENT.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 1, 2007, by (i) each person who is known by us to own beneficially more than 5% of our outstanding common stock, (ii) each of our directors and Named Executive Officers (as defined in Item 402(a)(3) of Regulation S-B), and (iii) all of our executive officers and directors as a group. Subject to applicable community property laws, to our knowledge, each person identified in the table has sole voting and investment power with respect to the shares shown. The percentage ownership shown in the table is based upon 62,651,626 shares of our common stock outstanding on the record date for this consent.

Name & Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Johnny Caswell	11,200,000(2)	17.8%
Jan Parent	11,200,000(3)	17.8%
Roger Paglia	7,500,000(4)	12.0%
Howard Livingston	7,500,000(5)	12.0%
Tommy Nast	66,667(6)	0.1%
All executive officers and directors as a group (6 persons)	39,045,688(7)	60.4%
_________________________
(1) The address of each of the persons shown is c/o CenterStaging Corp., 3407 Winona Avenue, Burbank, California 91504.

(2) Includes 100,000 shares that may be acquired upon exercise of options.

(3) Includes 100,000 shares that may be acquired upon exercise of options.

(4) Includes 100,000 shares that may be acquired upon exercise of options.

(5) Includes 100,000 shares that may be acquired upon exercise of options.

(6) Represents shares that may be acquired upon exercise of options.

(7) Includes 2,033,334 shares that may be acquired upon exercise of options.

OTHER MATTERS

Expenses of Solicitation

The Company will bear the cost of this consent solicitation. In addition to the use of the mails, consents may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or e-mail. These persons will not be compensated separately for these solicitation activities.

ANNEX A

CENTERSTAGING CORP.

2005 INCENTIVE STOCK OPTION PLAN

(Additions bold face underlined; deletions struck out)

1.	Purposes of the Plan

The purposes of the 2005 Incentive Stock Option Plan (this “Plan”) of CenterStaging Corp., a Delaware corporation, are to:

1.1  Encourage selected employees to improve operations and increase profits of the Company;

1.2  Encourage selected employees to accept or continue employment with the Company or its Affiliates (as defined below); and

1.3  Increase the interest of selected employees in the Company’s welfare through participation in the growth in value of the Common Stock.

2.	Definitions

For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

2.1  “Administrator” shall mean the Administrator of the Plan, which shall be the Board or a committee to which the Board delegates administration, as described in Section 5 of this Plan.

2.2  “Affiliate” shall mean with respect to the Company a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the IRC.

2.3  “Board” shall mean the Board of Directors of the Company.

2.4  “Common Stock” shall mean the common stock of the Company.

2.5  “Company” shall mean CenterStaging Corp., a Delaware corporation.

2.6  “Corporate Transaction” shall mean (a) a liquidation or dissolution of the Company; (b) a merger or consolidation of the Company with or into another corporation (other than a merger with a wholly-owned subsidiary); or (c) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

2.7  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.8  “For Cause” shall mean, in connection with termination of an optionee’s employment by the Company or any Affiliates of the Company, termination due to such optionee’s (a) willful breach or habitual neglect or continued incapacity to perform such optionee’s required duties, (b) commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude in connection with optionee’s services to the Company or its Affiliates or which in the determination of the Administrator would prevent the effective performance of such optionee’s duties, or (c) termination For Cause under any employment agreement between the Company and such optionee (as For Cause is defined therein).

2.9  “IRC” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.10  “Option” shall mean an option granted under the Plan.

2.11  “Option Grant Date” shall have the meaning set forth in Section 6.2.1.

2.12  “Securities Act” shall mean the Securities Act of 1933, as amended.

2.13  “10% Stockholder” shall mean a person who owns, directly or by attribution under the IRC (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

2.14  “Termination Date” shall mean, in connection with the termination of an optionee’s employment with the Company or any Affiliate, the date 90 days after the date of termination, except: (a) the date of such termination if such termination is by the Company For Cause; or (b) one year following the date of such termination if such termination is as a result of the death or disability of the optionee. An optionee’s employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if such optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

3.	Types of Awards; Eligible Persons

3.1  Each Option must be intended to meet the requirements of Section 422 of the IRC and the regulations thereunder as an “incentive stock option.” Options may be granted under the Plan only to employees of the Company or of any Affiliate of the Company. Options may be offered to persons who are not employees in connection with offers of employment and conditioned upon their becoming employees. The term “employee” includes a director who is an employee of the Company.

3.2  Except as otherwise expressly set forth in this Plan, no right or benefit under this Plan or under any Option shall be subject in any manner to alienation, hypothecation or charge, and any such attempted action shall be void. No right or benefit under this Plan or under any Option shall in any manner be liable for or subject to debts, contracts, liabilities or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

4.	Stock Subject to This Plan; Maximum Number of Shares

The Company may issue up to ~~2,000,000~~ 4,000,000 shares of Common Stock upon exercise of Options. The maximum number of shares under the Plan shall be appropriately adjusted for any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration. The shares subject to an Option that expires, terminates or is cancelled unexercised shall become available for additional Option grants under this Plan. Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under this Plan. No person shall be granted Options during any twelve-month period covering more than 500,000 shares.

5.	Administration

5.1  This Plan shall be administered by the Board or by a committee to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the committee in its discretion in accordance with applicable laws. If necessary, in order to comply with Rule 16b-3 under the Exchange Act or Section 162(m) of the IRC, or any successor statute or regulation, the committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 or “outside directors” within the meaning of Section 162(m) of the IRC. The foregoing notwithstanding, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

5.2  Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options; (b) to determine the fair market value of the Common Stock subject to Options; (c) to determine the exercise price of Options granted, but which shall be no less than the fair market value of the Common Stock at the date of grant; (d) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (e) to construe and interpret the terms and provisions of this Plan and of any option agreement and all Options granted under this Plan; (f) to prescribe, amend, and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (h) with the consent of the optionee, to modify or amend any Option provided that no such consent is required to reduce the exercise price, extend the maturity or accelerate the vesting of an Option; (i) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; (j) to determine the duration and purposes of leaves of absence which may be granted to optionees without constituting a termination of their employment for the purposes of the Plan; (k) to determine the appropriate adjustments to the maximum number and type of shares issuable under the Plan if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan or any option agreement or Option.

5.3  All questions of interpretation, implementation and application of this Plan or any option agreement or Option shall be determined by the Administrator, which determination shall be final and binding on all persons.

6.	Option Agreements; Terms and Conditions of Options

6.1  Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted. In the event of a conflict between the terms or conditions of an option agreement and the terms and conditions of this Plan, the terms and conditions of this Plan shall govern.

6.2  Each Option shall be subject to the following terms and conditions:

6.2.1  Option Grant Date. The date of grant of an Option (“Option Grant Date”) shall be the date specified by the Administrator in its approval of the Option or, if no such date is specified, the date of such approval. If an Option is granted in anticipation of employment as provided in Section 3.1, the Option shall be deemed granted, without further approval, on the date the optionee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

6.2.2  Exercise Price. The exercise price of an Option shall not be less than the fair market value of the stock subject to the Option on the Option Grant Date. The exercise price of an Option granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option on the Option Grant Date.

6.2.3  Vesting. The Administrator may establish a vesting schedule in connection with any Option based on time and/or performance criteria. The Administrator shall issue not grant any Option if such Option and all other incentive stock options of the optionee under Section 422 of the Code would become exercisable for the first time in any calendar year as to Common Stock with a value in excess of $100,000. For this purpose, the value of the Common Stock shall be its fair market value as of the grant date of the option to which it is subject.

6.2.4  Payment of Exercise Price. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company. Subject to the terms of the stock option agreement granting the Option, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

(a)  Acceptance of the optionee’s full recourse promissory note for all or part of the exercise price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the IRC at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b)  Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c)  Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the exercise price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

(d)  Subject to compliance with any applicable laws or regulations, by means of so-called cashless exercises.

6.2.5  Option Term. No Option shall be exercisable more than ten years after the Option Grant Date (five years if the optionee is a 10% Stockholder), or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

6.2.6  Changes in Capital Structure. Unless otherwise provided in the stock option agreement evidencing the Option, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

6.2.7  Corporate Transactions. Unless otherwise provided in the stock option agreement evidencing the Option, in the event of a Corporate Transaction, each Option shall terminate immediately prior thereto unless the Administrator, in its sole discretion, either provides that the Option shall not terminate or provides that the Option shall be assumed by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity. The Administrator shall, in its sole discretion, have the power to permit exercise of any Option prior to its termination, even if such Option would not otherwise have been exercisable.

6.2.8  Non-Transferability of Options. No Option shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

6.2.9  Termination of Employment. Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company and its Affiliates, the Option shall terminate and expire upon the earliest to occur of: (a) the Termination Date; (b) the Expiration Date; and (c) if applicable, immediately prior to a Corporate Transaction as contemplated by Section 6.2.7 of this Plan.

6.2.10  Disqualifying Dispositions. If stock acquired by exercise of an Option is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the IRC (a disposition within two years from the date of grant of the Option or within one year after the exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.2.11  Other Provisions. Each Option may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator, and each Option granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the IRC.

6.3  Determination of Fair Market Value. For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows. If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined or the last preceding business day on which sale prices were reported. Notwithstanding the foregoing, if the Administrator determines that the stock of the Company is not readily tradable on such market and such market does not reflect its true market value, the Administrator shall value the stock by taking into account all the facts and circumstances as of the valuation date. The factors that must be taken into account include the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or equity interests of similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be determined by objective means (such as, trading prices on an established market or an amount paid at arm’s length in a private transaction) and any other relevant factors. Such valuation method shall be utilized consistently to determine the value of Company stock or assets for all purposes.

6.4  Withholding and Employment Taxes. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

7.	Manner of Exercise

7.1  An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Section 6.4. An Option will be considered exercised on the last to occur of the following dates: (a) the date the Company receives written notice of an exercise; (b) the date specified in the written notice of exercise (which date may not be more than 30 days after the date the Company receives the written notice of exercise); and (c) the date the Company receives payment of the exercise price.

7.2  Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 6.2.4, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	Employment Relationship

Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any optionee’s employment at any time, nor shall confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

9.	Conditions Upon Issuance of Shares

The Company shall have no obligation to issue shares of Common Stock upon exercise of an Option unless such issuance has been registered under the Securities Act and qualified or registered under applicable state securities laws, or such issuance is exempt from registration or qualification under the Securities Act and applicable state securities laws. The Company shall have no obligation to register or qualify the issuance of the shares under the Securities Act or applicable state securities laws.

10.	Non-Exclusivity of This Plan

The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

11.	Market Stand-off

Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.	Amendments to Plan

The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect such optionee’s outstanding Option(s) except to conform this Plan and Options granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or under applicable law; provided that the Administrator may in its discretion seek stockholder approval of any amendment, alteration, suspension or discontinuance.

13.	Effective Date of Plan; Termination

13.1  Effective Date. This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within 12 months after adoption by the Board. If any Options are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of this Plan by the Board, such Options shall terminate retroactively as of the date they were granted.

13.2  Termination. This Plan shall terminate on September 30, 2015. Termination of this Plan shall not affect any outstanding Options and such outstanding Options shall continue to be subject to the terms of this Plan.

ANNEX B

CENTERSTAGING CORP.

2005 NON-QUALIFIED STOCK OPTION PLAN

(Additions bold face underlined; deletions struck out)

1.	Purposes of the Plan

The purposes of the 2005 Non-Qualified Stock Option Plan (this “Plan”) of CenterStaging Corp., a Delaware corporation, are to:

1.1  Encourage selected directors, employees and consultants to improve operations and increase profits of the Company;

1.2  Encourage selected directors, employees and consultants to accept or continue employment with the Company or its Affiliates (as defined below); and

1.3  Increase the interest of selected directors, employees and consultants in the Company’s welfare through participation in the growth in value of the Common Stock.

2.	Definitions

For purposes of this Plan, the following capitalized terms shall have the meanings set forth below:

2.1  “Administrator” shall mean the Administrator of the Plan, which shall be the Board or a committee to which the Board delegates administration, as described in Section 5 of this Plan.

2.2  “Affiliate” shall mean with respect to the Company a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the IRC.

2.3  “Board” shall mean the Board of Directors of the Company.

2.4  “Common Stock” shall mean the common stock of the Company.

2.5  “Company” shall mean CenterStaging Corp., a Delaware corporation.

2.6  “Corporate Transaction” shall mean (a) a liquidation or dissolution of the Company; (b) a merger or consolidation of the Company with or into another corporation (other than a merger with a wholly-owned subsidiary); or (c) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

2.7  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.8  “For Cause” shall mean, in connection with termination of an optionee’s employment by the Company or any Affiliates of the Company, termination due to such optionee’s (a) willful breach or habitual neglect or continued incapacity to perform such optionee’s required duties, (b) commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude in connection with optionee’s services to the Company or its Affiliates or which in the determination of the Administrator would prevent the effective performance of such optionee’s duties, or (c) termination For Cause under any employment agreement between the Company and such optionee (as For Cause is defined therein).

2.9  “IRC” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.10  “Option” shall mean an option granted under the Plan.

2.11  “Option Grant Date” shall have the meaning set forth in Section 6.2.1.

2.12  “Securities Act” shall mean the Securities Act of 1933, as amended.

2.13  “Termination Date” shall mean, in connection with the termination of an optionee’s employment or service with the Company or any Affiliate, the date 90 days after the date of termination, except: (a) the date of such termination if such termination is by the Company For Cause; or (b) one year following the date of such termination if such termination is as a result of the death or disability of the optionee. If optionee is an employee, an optionee’s employment shall not be deemed to terminate by reason of a transfer to or from the Company or an Affiliate or among such entities, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if such optionee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

3.	Types of Awards; Eligible Persons

3.1  Options granted under this Plan are “non-qualified options” and not intended to meet the requirements of Section 422 of the IRC and the regulations thereunder as “incentive stock options.” Options may be granted only to directors and employees, and consultants to, the Company or any Affiliate of the Company. Options may be offered to persons who are not employees in connection with offers of employment and conditioned upon their becoming employees. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

3.2  Except as otherwise expressly set forth in this Plan, no right or benefit under this Plan or under any Option shall be subject in any manner to alienation, hypothecation or charge, and any such attempted action shall be void. No right or benefit under this Plan or under any Option shall in any manner be liable for or subject to debts, contracts, liabilities or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

4.	Stock Subject to This Plan; Maximum Number of Shares

The Company may issue up to ~~3,000,000~~ 4,000,000 shares of Common Stock upon exercise of Options. The maximum number of shares under the Plan shall be appropriately adjusted for any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration. The shares subject to an Option that expires, terminates or is cancelled unexercised shall become available for additional Option grants under this Plan. Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under this Plan. No person shall be granted Options during any twelve-month period covering more than 500,000 shares.

5.	Administration

5.1  This Plan shall be administered by the Board or by a committee to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the committee in its discretion in accordance with applicable laws. If necessary, in order to comply with Rule 16b-3 under the Exchange Act or Section 162(m) of the IRC, or any successor statute or regulation, the committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 or “outside directors” within the meaning of Section 162(m) of the IRC. The foregoing notwithstanding, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

5.2  Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options; (b) to determine the fair market value of the Common Stock subject to Options; (c) to determine the exercise price of Options granted, but which shall be not less than 85% of the fair market value of the Common Stock at the date of grant; (d) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (e) to construe and interpret the terms and provisions of this Plan and of any option agreement and all Options granted under this Plan; (f) to prescribe, amend, and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (h) with the consent of the optionee, to modify or amend any Option provided that no such consent is required to reduce the exercise price, extend the maturity or accelerate the vesting of an Option; (i) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; (j) to determine the duration and purposes of leaves of absence which may be granted to optionees without constituting a termination of their employment for the purposes of the Plan; (k) to determine the appropriate adjustments to the maximum number and type of shares issuable under the Plan if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan or any option agreement or Option.

5.3  All questions of interpretation, implementation and application of this Plan or any option agreement or Option shall be determined by the Administrator, which determination shall be final and binding on all persons.

6.	Option Agreements; Terms and Conditions of Options

6.1  Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted. In the event of a conflict between the terms or conditions of an option agreement and the terms and conditions of this Plan, the terms and conditions of this Plan shall govern.

6.2  Each Option shall be subject to the following terms and conditions:

6.2.1  Option Grant Date. The date of grant of an Option (“Option Grant Date”) shall be the date specified by the Administrator in its approval of the Option or, if no such date is specified, the date of such approval. If an Option is granted in anticipation of employment as provided in Section 3.1, the Option shall be deemed granted, without further approval, on the date the optionee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

6.2.2  Exercise Price. The exercise price of an Option shall be not less than 85% of the fair market value (determined in accordance with Section 6.3) of the stock covered by the Option on the Option Grant Date.

6.2.3  Vesting. The Administrator may establish a vesting schedule in connection with any Option based on time and/or performance criteria.

6.2.4  Payment of Exercise Price. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company. Subject to the terms of the stock option agreement granting the Option, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

(a)  Acceptance of the optionee’s full recourse promissory note for all or part of the exercise price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the IRC at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b)  Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c)  Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.3) of such shares of Common Stock is equal on the date of exercise to the exercise price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

(d)  Subject to compliance with any applicable laws or regulations, by means of so-called cashless exercises.

6.2.5  Option Term. No Option shall be exercisable more than ten years after the Option Grant Date, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

6.2.6  Changes in Capital Structure. Unless otherwise provided in the stock option agreement evidencing the Option, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without consideration, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

6.2.7  Corporate Transactions. Unless otherwise provided in the stock option agreement evidencing the Option, in the event of a Corporate Transaction, each Option shall terminate immediately prior thereto unless the Administrator, in its sole discretion, either provides that the Option shall continue or provides that the Option shall be assumed by an applicable successor corporation or entity or any Affiliate of the successor corporation or entity. The Administrator shall, in its sole discretion, have the power to permit exercise of any Option prior to its termination, even if such Option would not otherwise have been exercisable.

6.2.8  Non-Transferability of Options. No Option shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

6.2.9  Termination of Employment. Except as otherwise provided in the stock option agreement, if for any reason an optionee ceases to be employed by the Company and its Affiliates, the Option shall terminate and expire upon the earliest to occur of: (a) the Termination Date; (b) the Expiration Date; and (c) if applicable, immediately prior to a Corporate Transaction as contemplated by Section 6.2.7 of this Plan. For purposes of this Section 6.2.9, “employment” includes service as a director or as a consultant.

6.2.10  Other Provisions. Each Option may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator.

6.3  Determination of Fair Market Value. For purposes of this Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows. If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined or the last preceding business day on which sale prices were reported. Notwithstanding the foregoing, if the Administrator determines that the stock of the Company is not readily tradable on such market and does not reflect its true market value, the Administrator shall value the stock by taking into account all the facts and circumstances as of the valuation date. The factors that must be taken into account include the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or equity interests of similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be determined by objective means (such as, trading prices on an established market or an amount paid at arm's length in a private transaction) and any other relevant factors. Such valuation method shall be utilized consistently to determine the value of Company stock or assets for all purposes.

6.4  Withholding and Employment Taxes. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

7.	Manner of Exercise

7.1  An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Section 6.3. An Option will be considered exercised on the last to occur of the following dates: (a) the date the Company receives written notice of an exercise; (b) the date specified in the written notice of exercise (which date may not be more than 30 days after the date the Company receives the written notice of exercise); and (c) the date the Company receives payment of the exercise price.

7.2  Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 6.2.4, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock. An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	Employment Relationship

Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate any optionee’s employment or consulting relationship at any time (subject to rights of employee or consultant under any contract), nor shall confer upon any optionee or consultant any right to continue in the employ or service of the Company or any of its Affiliates.

9.	Conditions Upon Issuance of Shares

The Company shall have no obligation to issue shares of Common Stock upon exercise of an Option unless such issuance has been registered under the Securities Act and qualified or registered under applicable state securities laws, or such issuance is exempt from registration or qualification under the Securities Act and applicable state securities laws. The Company shall have no obligation to register or qualify the issuance of the shares under the Securities Act or applicable state securities laws.

10.	Non-Exclusivity of This Plan

The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

11.	Market Stand-off

Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.	Amendments to Plan

The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect such optionee’s outstanding Option(s) except to conform this Plan and Options granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless stockholder approval is required under applicable law; provided that the Administrator may in its discretion seek stockholder approval of any amendment, alteration, suspension or discontinuance.

13.	Effective Date of Plan; Termination

13.1  Effective Date. This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within 12 months after adoption by the Board. If any Options are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of this Plan by the Board, such Options shall terminate retroactively as of the date they were granted.

13.2  Termination. This Plan shall terminate on September 30, 2015. Termination of this Plan shall not affect any outstanding Options and such outstanding Options shall continue to be subject to the terms of this Plan.

CENTERSTAGING CORP.

STOCKHOLDER CONSENT FORM

The undersigned stockholder of CenterStaging Corp., a Delaware corporation (“CenterStaging” or the “Company”), has received and reviewed the Consent Solicitation Statement (the “Consent Solicitation”) that accompanies this Stockholder Consent, including all of the annexes thereto.

With respect to the following proposals, each such proposal as more fully described and qualified in the Consent Solicitation, the undersigned votes and consents as follows:

•  Proposal 1 - The amendment to the Company’s Certificate of Incorporation to increase its authorized shares of common stock from 100,000,000 shares to 250,000,000 shares and to authorize 25,000,000 shares of “blank check” preferred stock.

FOR	AGAINST	ABSTAIN
☐	☐	☐

•  Proposal 2 - The amendment of the Company’s 2005 Incentive Stock Option Plan to increase the number of shares available for issuance thereunder from 2,000,000 shares to 4,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

•  Proposal 3 - The amendment of the Company’s 2005 Non-Qualified Stock Option Plan to increase the number of shares available for issuance thereunder from 3,000,000 shares to 4,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please mark, sign and date this Stockholder Consent and return it via U.S. mail to: CenterStaging Corp., 3470 Winona Avenue, Burbank, California 91504, Attention: Corporate Secretary, as soon as possible. If you are signing this Stockholder Consent as a general partner, corporate or limited liability company officer, attorney-in-fact, executor, administrator, trustee or guardian, please indicate such title. If shares are held by joint tenants, both persons should sign this Shareholder Consent.

Your failure to return this Stockholder Consent will be sufficient to indicate the withholding of your consent. In addition, you may revoke a consent made pursuant to this Stockholder Consent by (i) submitting written notice of revocation to our Corporate Secretary, or (ii) submitting to the Company another duly executed Stockholder Consent bearing a later date; provided, however, that the Company receives such revocation on or prior to _____, 2007.

This Stockholder Consent is subject to all of the terms and conditions described in the Consent Solicitation. This Stockholder Consent is solicited by the Company’s Board of Directors and will be voted in the manner that you direct. IF NO DIRECTIONS ARE INDICATED, THE STOCKHOLDER CONSENT FORMS RETURNED TO US WILL BE COUNTED “FOR” ALL PROPOSALS DESCRIBED IN THE CONSENT SOLICITATION.

Dated: _______________________________________, 2007	(Signature) (Print Name) (Print Title, if Applicable)

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